UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2019

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

Members of the Reliant Bancorp, Inc. (the “Reliant” or the “Company”) management team (the “Management Team”) are scheduled to present at the Hovde Group Community Bank Investor Conference on November 4, 2019 and November 5, 2019. The Management Team will be using presentation materials attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 (collectively, the “Presentations”) and incorporated into this Item 7.01 by reference.

All statements in this Item 7.01, the Presentations and any oral statements made during the conference, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's other filings with the Securities and Exchange Commission (the “SEC”) for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor Conference Presentation Materials, dated November 4, 2019.
99.2	Investor Pending Acquisitions Presentation Materials, dated November 4, 2019.
Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “anticipate,” “expect,” “may,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of similar meaning, and the negatives thereof, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the expected timing and likelihood of completion of the proposed transaction (the “First Advantage Transaction”) between Reliant and First Advantage Bancorp (“First Advantage”), the benefits of the First Advantage Transaction to Reliant, First Advantage, and their respective shareholders, Reliant’s future financial and operating results (including the anticipated impact of the First Advantage Transaction, separately or together with Reliant’s previously-announced, pending acquisition of Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction” and, together with the First Advantage Transaction, the “Transactions”), on Reliant’s earnings per share and tangible book value), and Reliant’s plans, objectives, and intentions.
All forward-looking statements are subject to assumptions, risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such assumptions, risks, uncertainties, and factors include, among others, (1) the risk that expected cost savings and revenue synergies from the Transactions may not be realized or take longer than anticipated to be realized, (2) the ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Transactions, (3) the effect of the announcement and pendency of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (4) the risk that the businesses and operations of First Advantage and its subsidiaries and of TCB Holdings and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement or the definitive merger agreement for the TCB Holdings Transaction, (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (7) the ability to obtain the shareholder and governmental approvals required for the Transactions, (8) reputational risk associated with and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Transactions, (9) the failure of any of the conditions to the closing of the Transactions to be satisfied, or any unexpected delay in closing the Transactions, (10) the dilution caused by Reliant’s issuance of additional shares of its common stock in the Transactions, (11) Reliant’s ability to simultaneously execute on two separate business combination transactions, (12) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the completion of the Transactions, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.
Additional Information About the First Advantage Transaction and Where to Find It
In connection with the First Advantage Transaction, Reliant intends to file a registration statement on Form S-4 with the SEC to register the shares of Reliant common stock that will be issued to First Advantage’s shareholders in connection with the First Advantage Transaction. The registration statement will include a joint proxy statement of Reliant and First Advantage and prospectus of Reliant and other relevant materials pertaining to the First Advantage Transaction. The joint proxy statement/prospectus will be sent to Reliant’s and First Advantage’s shareholders in connection with seeking the required shareholder approval(s) for the First Advantage Transaction. INVESTORS AND SECURITY HOLDERS OF RELIANT AND FIRST ADVANTAGE ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT MATERIALS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE FIRST ADVANTAGE TRANSACTION (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RELIANT, FIRST ADVANTAGE, AND THE FIRST ADVANTAGE TRANSACTION. Investors and security holders may obtain free copies of the registration statement and related joint proxy statement/prospectus, when filed, as well as other documents filed by Reliant with the SEC, through the website maintained by the SEC at http://www.sec.gov. Free copies of the documents filed by Reliant with the SEC (including the registration statement and related joint proxy statement/prospectus) also may be obtained by directing a request by mail or telephone to Reliant Bancorp, Inc., 6100 Tower Circle, Suite 120, Franklin, Tennessee 37067, Attention: J. Daniel Dellinger, Chief Financial Officer, (615) 221-2020.
This communication is for informational purposes only and shall not constitute a solicitation of any proxy, vote, or approval or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Participants in the Solicitation
Reliant, First Advantage, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from Reliant’s and First Advantage’s shareholders in connection with the First Advantage Transaction. Certain information about the directors and executive officers of Reliant and First Advantage will be included in the joint proxy statement/prospectus included in the registration statement on Form S-4 to be filed by Reliant with the SEC. Information about the directors and executive officers of Reliant can also be found in Reliant’s definitive proxy statement for its 2019 annual meeting of shareholders, filed with the SEC on April 22, 2019, and other documents subsequently filed by Reliant with the SEC. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus pertaining to the First Advantage Transaction if and when it becomes available. These documents can be obtained free of charge in the manner described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: November 1, 2019
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President and CEO